UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

 CALADRIUS BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

106 Allen Road, 4th Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(Zip Code)

(908) 842-0100
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

The information in Item 8.01 is incorporated herein by reference.

Item 8.01    Other Events

On March 17, 2017, Caladrius Biosciences, Inc., a Delaware corporation (the “Company”) issued a press release in connection with its fiscal year ended December 31, 2016. A copy of the press release is filed as Exhibit 99.1 to this Current Report on From 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01.     Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALADRIUS BIOSCIENCES, INC.

By:	/s/ David J. Mazzo
Name:	David J. Mazzo, PhD
Title:	Chief Executive Officer

Dated:    March 17, 2017